UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

______________

FORM 8-K/A

______________

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005

______________

Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

______________

Florida	000-50746	65-1078768
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069

(Address of principal executive offices)

(310) 432-4090

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01

Completion of Acquisition or Disposition of Assets.

As previously reported under Item 2.01 of the Form 8-K filed by Cord Blood America, Inc. (the “Company”), dated as of February 28, 2005, the Company has completed its acquisition of the outstanding capital stock of Career Channel, Inc., d/b/a Rainmakers International, Inc. (“Rainmakers International”). The description of the acquisition included in the Company’s February 28, 2005 Form 8-K is incorporated herein. This report on Form 8-K/A is being filed to complete the exhibit record with respect to the February 28, 2005 Form 8-K.

ITEM 9.01

Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.

Career Channel, Inc.,
D/B/A Rainmakers International

Financial Statements

December 31, 2004 and 2003

Report of Independent Registered Certified Public Accounting Firm

Financial Statements:

Balance Sheet

Statements of Operations

Statements of Stockholder’s Deficit

Statements of Cash Flows

Notes to Financial Statements

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

Unaudited Financial Statements

For the Three-Months Ended March 31, 2005

Consolidated Financial Statements:

Condensed Consolidated Balance Sheet

Condensed Consolidated Statements of Operations

Condensed Consolidated Statements of Cash Flows

Notes to Financial Statements

(b)

Unaudited Pro Forma Financial Information

Introduction to pro forma condensed financial statements

Proforma Financial Statements:

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2004

Unaudited Pro Forma Condensed Statements of Operations for the Year Ended December 31, 2004

Notes to Unaudited Pro Forma Condensed Financial Statements

CAREER CHANNEL, INC.,
D/B/A RAINMAKERS INTERNATIONAL

Financial Statements

December 31, 2004 and 2003

Report of Independent Registered Certified Public Accounting Firm

Financial Statements:

Balance Sheet

Statements of Operations

Statements of Stockholder’s Deficit

Statements of Cash Flows

Notes to Financial Statements

Report of Independent Registered Certified Public Accounting Firm

To the Board of Directors and Stockholders of

Career Channel, Inc., d/b/a RainMakers International:

We have audited the accompanying balance sheet of Career Channel, Inc. as of December 31, 2004, and the related statements of operations, changes in stockholder’s deficit, and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a working capital deficit and an accumulated deficit as of December 31, 2004. This raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Tedder, James, Worden and Associates, P.A.

Orlando, Florida

May 27, 2005

CARRER CHANNEL, INC.,

D/B/A RAINMAKERS INTERNATIONAL

Balance Sheet

December 31, 2004

Assets
Current assets:
Cash	$7,543
Accounts receivable, net of allowance for doubtful accounts of $ 17,800	5,140

Total current assets	12,683

Property, plant and equipment, net	1,167

Total assets	$13,850

Liabilities and Stockholder's Deficit

Current Liabilities:
Accounts payable and accrued expenses	$29,077
Promissory Note	6,484
Due to shareholders	83,373
Deferred revenue	90,545

Total current liabilities	209,479

Stockholder's deficit:
Preferred stock$,.001 par value, 20,000,000 shares authorized, no shares issued and outstanding	—
Common stock $,.001 par value, 50,000,000 shares authorized , 1,170,177 shares issued and outstanding	1,170
Additional paid in capital	20,173
Accumulated deficit	(216,972)

Total stockholder's deficit	(195,629)

Total liabilities and stockholder's deficit	$13,850

See the accompanying notes to financial statements.

CARRER CHANNEL, INC.,

D/B/A RAINMAKERS INTERNATIONAL

Statements of Operations

For the years ended December 31, 2004 and 2003

	2004	2003
Revenues, net	$434,880	831,583

Operating expenses:
Cost of revenues	242,759	613,713
Selling, general and administrative expenses	88,204	275,078

Total operating expenses	330,963	888,791

Net income (loss) from operations	103,917	(57,208)

Interest expense	(22,538)	(25,759)

Net income (loss)	$81,379	(82,967)

Basic and diluted net income (loss) per share	$0.07	(0.07)

Weighted average common shares outstanding	1,170,177	1,170,177

See the accompanying notes to financial statements.

CARRER CHANNEL, INC.,

D/B/A RAINMAKERS INTERNATIONAL

Statements of Stockholder’s Deficit

For the years ended December 31, 2004 and 2003

	Common Shares	Common stock	Additional paid-in capital	Retained earnings	Total
Balance, December 31, 2002	1,170,177	$1,170	15,737	(215,384)	(198,477)

Capital contribution	—	—	4,436	—	4,436

Net loss	—	—	—	(82,967)	(82,967)

Balance, December 31, 2003	1,170,177	1,170	20,173	(298,351)	(277,008)

Net income	—	—	—	81,379	81,379

Balance, December 31, 2004	1,170,177	$1,170	20,173	(216,972)	(195,629)

See the accompanying notes to financial statements.

CARRER CHANNEL, INC.,

D/B/A RAINMAKERS INTERNATIONAL

Statements of Cash Flows

For the years ended December 31, 2004 and 2003

	2004	2003

Cash flows from operating activities:
Net income (loss)	$81,379	(82,967)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Provision for uncollectible accounts	17,800	—
Depreciation	1,069	693
Changes in operating assets and liabilities:
Accounts receivable	(7,999)	(6,439)
Prepaid and other assets	19,788	(19,788)
Accounts payable	(75,959)	92,070
Deferred revenue	(5,047)	60,661

Net cash provided by operating activities	31,031	44,230

Cash flows from investing activities:
Purchase of property and equipment	(1,686)	—

Net cash used in investing activities	(1,686)	—

Cash flows from financing activities:
Payments on line of credit	(33,420)	(10,000)
Payments on capital lease obligation	(703)	(784)
Repayments of amounts due to shareholders	(25,706)	(11,953)
Contributions	—	4,436

Net cash used in financing activities	(59,829)	(18,301)

Net increase (decrease) in cash	(30,484)	25,929

Cash, at beginning of year	38,027	12,098

Cash, at end of year	$7,543	38,027

See the accompanying notes to financial statements.

CAREER CHANNEL, INC.,

D/B/A RAINMAKERS INTERNATIONAL

Notes to Financial Statements

December 31, 2004 and 2003

(1)

Summary of Significant Accounting Policies

(a)

Description of Business

Career Channel, Inc., d/b/a RainMakers International (the “Company”) was incorporated in the State of Florida in April 2001. The Company specializes in delivering leads to corporate customers through national television and radio campaigns. The Company’s headquarters are located in Los Angeles, California.

The accompanying financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. See Note 2 to the financial statements for a discussion of management’s plans and intentions.

(b)

Accounts Receivable

Accounts receivable consist of the amounts due from customers for the production and editing of and airing of television and radio advertisements. The allowance for doubtful accounts is estimated based upon historical experience. The allowance is reviewed periodically and adjusted for accounts deemed uncollectible by management.

(c)

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the assets. Routine maintenance and repairs are charged to expense as incurred while major replacement and improvements are capitalized as additions to the related assets. Retirements, sales, and disposals of assets are recorded by removing the cost and accumulated depreciation from the related asset and accumulated depreciation accounts with any gain or loss credited or charged to income upon disposition.

(d)

Revenue Recognition

The Company generates revenue from advertising services, including media buying, marketing and advertising production services. The Company’s advertising services revenue is derived from commissions that are earned when the media ad space is earned through the airing of advertising. The Company’s advertising production service revenue is derived through the production of an advertising campaign including, but not limited to audio and video production, establishment of a target market and the development of an advertising campaign.

The presentation of sales arrangements is evaluated under Emerging Issues Task Force (“EITF”) Issue No. 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent” (“EITF 99-19”). EITF 99-19 addresses the revenue associated with sales to customers where the Company is not the primary obligor in the arrangement. Revenue and the costs associated with these types of arrangements are reported net in the accompanying statements of operations.

(e)

Deferred Revenue

Deferred revenue consists of payments for the generation of leads through advertising which have not been delivered to customers.

CAREER CHANNEL, INC.,

D/B/A RAINMAKERS INTERNATIONAL

Notes to Financial Statements

(1)

Summary of Significant Accounting Policies (Continued)

(f)

Income Taxes

The Company files income taxes under Subchapter S of the Internal Revenue Code. The Company’s earnings are therefore included in the individual income tax returns of the Company’s shareholders. On the effective date if the acquisition, see Note 6, the Company forfeited it’s status as a Subchapter S corporation.

(g)

Net Loss Per Share

Net loss per common share is calculated in accordance with Statement of Financial Accounting Standards No. 128, Earnings per Share. Basic net loss per share is computed by dividing the net loss by the weighted average common shares outstanding of 1,170,177 for the years ended December 31, 2004 and 2003.

(h)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from these estimates.

(2)

Management’s Plans and Intentions

The Company’s financial statements have been prepared assuming the Company will continue as a going concern. The Company has experienced historical net losses from operations, which has caused an accumulated deficit of approximately $217,000 as of December 31, 2004. In addition, the Company has a working capital deficit of approximately $196,800 as of December 31, 2004. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.

Management has been able, thus far, to finance the losses through loans from the majority shareholder to fund its working capital needs. The Company is attempting to increase revenues within its core business. Subsequent to year end, the Company entered into a purchase and sale agreement to sell 100% of the outstanding shares of the Company to a related party (see Note 6). This transaction is intended to match the marketing and advertising channels established by the Company to the related party advertising needs. The financial position of the related party does not assure the viability of this plan. There are no assurances that the Company will be successful in achieving its goals.

In view of these conditions, the Company’s ability to continue as a going concern is dependent upon its ability to achieve a positive working capital and eliminate the capital deficit through profitable operations. Management believes that its current and future plans provide an opportunity to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that may be necessary in the event the Company cannot continue as a going concern.

CAREER CHANNEL, INC.,

D/B/A RAINMAKERS INTERNATIONAL

Notes to Financial Statements

(3)

Property and Equipment

Property and equipment consisted of the following at December 31, 2004:

	Estimated Useful Lives
Computer equipment	1 – 3 years	$3,766
Less accumulated depreciation		(2,599)
		$1,167

For the year ended December 31, 2004 and 2003 depreciation expenses totaled $1,069 and $693, respectively.

(4)

Promissory Note

In February 2004, the Company renewed a $38,904 promissory note with a commercial bank (the Note) at 2% over prime (7.25% at December 31, 2004) with interest and principal paid monthly in the amount of $3,242. In addition to the Company, two shareholders of the Company, who own a majority of the shares of the Company, are also liable on the Note. All parties under this Note are jointly and severally liable for the entire principal amount of the promissory note. During the year ended December 31, 2004, $32,421 in principal and $999 in interest was paid on this promissory note by the majority shareholder (see Note 5). During the year ended December 31, 2003, the Company paid $10,000 in principal and $2,805 in interest on this promissory note. At December 31, 2004, the amount outstanding on the promissory note was $6,484. Subsequent to year end, the promissory note was paid in full.

(5)

Related Party Transactions

The Company’s operations were funded through unsecured personal loans from the majority shareholder and chief executive officer of the Company. Interest on these personal loans accrue at rates ranging from 0% to 25%. During the years ended December 31, 2004 and 2003, the Company incurred interest costs of $21,539 and $22,690, respectively, on the unsecured personal loans from the majority shareholder. During the year ended December 31, 2004 and 2003, the Company made payments of $25,706 and $11,953, respectively to the majority shareholder. At December 31, 2004, the Company owes $58,373 in interest and principal to the majority shareholder relating to these unsecured personal loans, which is included in due to shareholders in the accompanying financial statements.

The Company borrowed $25,000 from a shareholder of the company to fund startup operations. The loan is non-interest bearing, is due on demand and is unsecured. At December 31, 2004, $25,000 was due to the shareholder and included in due to shareholders in the accompanying financial statements.

(6)

Subsequent Event

In February 2005, the Company entered into a purchase and sale agreement (the “Agreement”) to sell 100% of the outstanding shares of the Company through a share exchange with Cord Blood America, Inc. (“Cord”). Because the Company and Cord were entities under common control this transaction was accounted for in a manner similar to a pooling of interests. The shareholders of the Company were issued 3,656,000 shares of common stock for all of their outstanding shares of the Company.

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

Unaudited Financial Statements

For the Three-Months Ended March 31, 2005

Consolidated Financial Statements:

Condensed Consolidated Balance Sheet

Condensed Consolidated Statements of Operations

Condensed Consolidated Statements of Cash Flows

Notes to Financial Statements

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheet

(Unaudited)

Assets
Current assets:
Cash	$81,685
Accounts receivable, net of allowance for doubtful accounts of $33,750	161,010

Total current assets	242,695

Property and equipment, net	18,240
Deposits	21,392
Other assets	4,275
Total assets	$286,602

Liabilities and Capital Deficit
Current liabilities:
Accounts payable	$652,198
Accrued expenses	327,076
Deferred revenue	312,671
Due to stockholders	108,420
Capital lease obligations, current portion	3,403
Loan payable	67,917
Promissory notes payable, net of unamortized discount for $44,009	954,991
Total current liabilities	2,426,676

Capital lease obligations, net of current portion	5,967

Total liabilities	2,432,643

Capital deficit:
Preferred stock, $.0001 par value, 5,000,000 shares authorized, no shares issued and outstanding	—
Common stock, $.0001 par value, 100,000,000 shares authorized, 31,340,625 shares issued and outstanding	3,134
Additional paid-in capital	906,532
Accumulated deficit	(3,055,707)

Total capital deficit	(2,146,041)

Total liabilities and capital deficit	$286,602

See the accompanying notes to condensed consolidated financial statements.

CORD BLOOD AMERICA, INC., AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(Unaudited)

March 31, 2005

	Three-month period ended March 31, 2005	Three-month period ended March 31, 2004
Revenue	$819,814	$272,660

Cost of services	(605,864)	(182,433)

Gross profit	213,950	90,227

Administrative and selling expenses	(1,197,286)	(229,273)

Net loss before income taxes	(983,336)	(139,046)

Interest expense	(46,606)	(6,353)

Net loss before income taxes	(1,029,942)	(145,399)

Income taxes	—	—

Net loss	$(1,029,942)	(145,399)

Basic and diluted loss per share	$(0.04)	$(0.10)

Weighted average common shares outstanding	26,281,848	1,434,437

See the accompanying notes to condensed consolidated financial statements.

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

	Three-month period ended March 31, 2005	Three-month period ended March 31, 2004
Cash flows from operating activities:
Net loss	$(1,029,942)	$(145,399)
Adjustments to reconcile net loss to net cash used in operating activities:

Issuance of stock and stock options for services	433,841	10,000
Provision for uncollectible accounts	2,435	6,360
Depreciation	1,635	45
Amortization of discount on warrants	18,016
Changes in operating assets and liabilities:
Accounts receivable	(64,043)	(28,163)
Deposits	(1,392)	—
Prepaid and other assets	(2,213)	18,527
Accounts payable	261,960	(4,783)
Accrued expenses	55,858	—
Deferred revenue	86,949	20,604

Net cash used in operating activities	(236,896)	(122,809)

Cash flows from investing activities:
Purchase of property and equipment	(423)	—
Redemtion of certificates of deposit	75,000	—

Net cash provided by investing activities	74,577	—

Cash flows from financing activities:
Proceeds from the issuance of notes payable	70,000	—
Payments of notes payable	(2,083)	—
Payments on capital lease obligations	(477)	—
Net Repayments on Line of Credit	(6,484)	(8,355)
Proceeds from advance from officer	9,832	—
Payments on advance from officer	—	(2,966)
Proceeds from issuance of common stock	53,000	185,000

Net cash provided by financing activities	123,788	173,679

Net decrease in cash	(38,531)	50,870

Cash, at beginning of period	120,216	48,226

Cash, at end of period	$81,685	99,096

See the accompanying notes to condensed consolidated financial statements.

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

Condensed consolidated Statements of Cash Flows, Continued

	Three-month period ended March 31, 2005	Three-month period ended March 31, 2004
Supplemental disclosures of cash flow information:
Cash paid for interest	$18,655	—

Cash paid for income taxes	$—	—

Supplemental disclosures of non-cash investing and financing activities:

Acquisition of computer equipment under capital lease obligations	$2,058	—

See the accompanying notes to condensed consolidated financial statements.

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

(1)

Basis of Presentation

The accompanying unaudited financial statements of Cord Blood America, Inc. (“CBA” or the “Company”) have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with Item 310 of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. The financial statements reflect all normal recurring adjustments, which, in the opinion of management, are considered necessary for a fair presentation of the results for the periods shown. The results of operations for the periods presented are not necessarily indicative of the results expected for the full fiscal year or for any future period. Certain prior period amounts have been reclassified to conform to the current period presentation. The information included in these unaudited financial statements should be read in conjunction with Management’s Discussion and Analysis and Plan of Operations contained in this report and the audited financial statements and accompanying notes included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

(2)

Summary of Significant Accounting Policies

(a)

Basis of Consolidation

The consolidated financial statements include the accounts of the Cord Blood America, Inc. and its wholly owned subsidiaries, Cord Partners, Inc. (“Cord”), CBA Professional Services, Inc. (“Services”), CBA Properties, Inc. (“Properties”) and Career Channel Inc, D/B/A Rainmakers International (“Rain”), (collectively the “Company”). Significant inter-company balances and transactions have been eliminated upon consolidation.

(b)

Organization and Description of Business

Cord Blood America, Inc., formerly D&A Lending, Inc., was incorporated in the State of Florida on October 12, 1999. CBA’s headquarters are located in Los Angeles, California.

Effective March 31, 2004, CBA entered into an Agreement for the Exchange of Common Stock (the “Agreement”) with Cord where CBA issued 20,790,000 shares, for all of the outstanding stock of Cord. As a result of the Agreement, the shareholders of Cord owned approximately 83% of the outstanding shares of CBA, and Cord has been deemed the accounting acquirer (a reverse acquisition in which Cord is considered the acquirer for accounting purposes). Accordingly, the historical financial information presented for the periods prior to March 31, 2004 is that of Cord, which was incorporated on January 1, 2003. The results of operations of CBA have been included with the results of operations of Cord in the accompanying consolidated financial statements from the date of acquisition. As a result of this reverse acquisition, there were no assets acquired or liabilities assumed.

The Cord Blood Division of the Company is in the business of collecting, processing and cryogenically storing umbilical cord blood.

Effective February 28, 2005, Cord Blood America, Inc. entered into a purchase and sale agreement to purchase 100% of the outstanding shares of Rain through a share exchange. Because Cord Blood America, Inc. and Rain were entities under common control, this transaction was accounted for in a manner similar to pooling of interests. The shareholders of Rain were issued 3,656,000 shares of common stock in Cord Blood America, Inc. for all of their outstanding shares of Rain. Accordingly, the consolidated financial statements for the three months ended March 31, 2004 have been restated to reflect this transaction as if the combining companies had been consolidated for all periods presented.

The Marketing Division of the Company specializes in delivering leads to corporate customers through national television and radio campaigns.

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

The accompanying financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. See Note 3 to the financial statements for a discussion of management’s plans and intentions.

(c)

Accounts Receivable

Accounts receivable consist of the amounts due for the processing and storage of umbilical cord blood, advertising and commercial production. The allowance for doubtful accounts is estimated based upon historical experience. The allowance is reviewed periodically and adjusted for accounts deemed uncollectible by management.

(d)

Deferred Revenue

Deferred revenue for the Cord Blood Division consists of payments for enrollment in the program and processing and storage of umbilical cord blood by customers whose samples have not been collected, as well as the pro-rata share of annual storage fees for customers whose samples were stored during the year. Deferred revenue for the Marketing Division consists of payments for per inquiry leads that have not yet been provided.

(e)

Revenue Recognition

The Company’s Cord Blood Division provides a combination of products and services to customers. This combination arrangement is evaluated under Emerging Issues Task Force Issues (“EITF”) No. 00-21, “Revenue Arrangements with Multiple Deliverables,” (“EITF 00-21”). EITF 00-21 addresses certain aspects of accounting for arrangements under multiple revenue generating activities. The Company elected early adoption of EITF 00-21.

The Company’s Cord Blood Division recognizes revenue from processing fees upon the completion of processing and storage fees ratably over the contractual storage period. Enrollment fees are deferred and recognized once the processing of the umbilical cord blood is complete.

The Company’s Marketing Division is evaluated under EITF No. 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent” (“EITF 99-19”). EITF 99-19 addresses the revenue associated with sales to customers where the Company is not the primary obligor in the arrangement. Revenue from the Marketing Division and the costs associated with these types of arrangements are reported net in the accompanying statements of operations.

The Company’s Marketing Division generates revenue from advertising services, including media buying, marketing and advertising production services. The Company’s advertising service revenue is derived from commissions that are earned when the media ad space is sold and the airing of advertising occurs. The Company’s advertising production service revenue is derived through the production of an advertising campaign including, but not limited to audio and video production, establishment of a target market and the development of an advertising campaign.

(f)

Income Taxes

The Company follows the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period that included the enactment date.

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

(g)

Accounting for Stock Compensation Plan

The Company accounts for its stock option plans using the intrinsic value based method of accounting, under which no compensation expense is recognized for stock option awards granted at fair market value. For purposes of pro forma disclosures under Statement of Financial Accounting Standards No. (“SFAS”) 123, Accounting for Stock-Based Compensation, as amended by SFAS 148, Accounting for Stock-Based Compensation Transition and Disclosure, the estimated fair value of the stock options is amortized to compensation expense over the options’ vesting period. The following table illustrates the effect on net loss and loss per share if the fair value based method had been applied to all outstanding awards in each period:

	Three-month period ended March 31, 2005	Three-month period ended March 31, 2004
Net loss, as reported	$(1,029,942)	(145,339)
Add: stock-based employee compensation expense included in reported net loss net of related tax effects	—	—
Deduct: total stock-based employee compensation expense determined under the fair value method for all awards, net of related tax effects	(24,380)	—
Pro forma net loss	$(1,054,322)	(145,339)
Basic and diluted loss per common share, as reported	$(0.04)	(0.10)
Basic and diluted loss per common share, pro forma	$(0.04)	(0.10)

(h)

Net Loss Per Share

Net loss per common share is calculated in accordance with SFAS No. 128, Earnings per Share. Basic net loss per share is computed by dividing the net loss by the weighted average common shares outstanding of 26,281,848 and 1,434,437 for the three months ended March 31, 2005 and 2004, respectively. The Company has 2,769,918 and -0- outstanding options to acquire common stock at March 31, 2005 and 2004, respectively, which are not included in the computation of net loss per common share because the effects of inclusion are anti-dilutive.

(i)

Concentrations of Risk

Relationships and agreements which potentially expose the Company to concentrations of credit risk consist of the Company’s use of one source for the processing and storage of all umbilical cord blood, one source for its collection kits, and one source for the development and maintenance of a website. The Company believes alternative sources are available for each of these concentrations.

(j)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

(3)

Management’s Plans and Intentions

The Company’s consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has experienced recurring net losses from operations, which losses have caused an accumulated deficit of approximately $3,056,000 as of March 31, 2005. In addition, the Company has consumed cash in its operating activities of approximately $237,000 for the three months ended March 31, 2005 and has a working capital deficit of approximately $2,184,000 as of March 31, 2005. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.

Management has been able, thus far, to finance the losses, as well as the growth of the business, through private placements of its common stock and by issuing debt to fund its working capital needs. The Company is continuing to seek other sources of financing and attempting to increase revenues within its core business. In addition, the Company is exploring alternate ways of generating revenues through franchising its existing business model and acquiring other businesses intended to diversify its revenue streams. The ongoing execution of the Company’s business plan is expected to result in operating losses for the foreseeable future. There are no assurances that the Company will be successful in achieving its goals.

In view of these conditions, the Company’s ability to continue as a going concern is dependent upon its ability to obtain additional financing or capital sources, to meet its financing requirements, and ultimately to achieve profitable operations. Management believes that its current and future plans provide an opportunity to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that may be necessary in the event the Company cannot continue as a going concern.

(4)

Accrued Expenses

The components of accrued expenses at March 31, 2005 are summarized as follows:

March 31, 2005
Accrued salaries and benefits	$116,222
Accrued consulting and professional fees	108,323
Accrued interest	37,434
Other	65,097
$327,076

(5)

Notes and Loans Payable

In August 2004, the Company entered into the first of three unsecured promissory notes (the “First Note”) for $500,000 bearing interest at 8% per annum. In September 2004, the Company entered into the second of three promissory notes (the “Second Note”) for $250,000 bearing interest at 10% per annum to the same party. In October 2004, the company entered into the last of three promissory notes (the “Third Note”) for $250,000 bearing interest at 10% to the same Party.

The First Note requires monthly payments of interest and principal commencing in February 2005. The Second Note requires monthly payments of principal and interest commencing on the earlier of full payment of the First Note or February 2005. The Third Note requires monthly payments of principal and interest commencing on the earlier of full payment of the First Note and the Second Note or February 2005. Payments on all three notes are calculated as 5% of the

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

Company’s consolidated revenues determined in accordance with generally accepted accounting principles for the immediately preceding calendar month. Payments are applied to the First Note, until paid in full, then to the Second Note, until paid in full, and then to the Third Note. The entire principal of the First Note together with any and all unpaid interest accrued thereon, shall be finally due and payable on August 15, 2005. The entire principal of the Second Note together with any and all unpaid interest accrued thereon, shall be finally due and payable on September 15, 2005. The entire principal of the Third Note together with any and all unpaid interest accrued thereon, shall be finally due and payable on October 15, 2005. The principal amount of these promissory notes and any interest accrued thereon may be prepaid in whole or in part at any time prior to maturity without premium or penalty of any kind. There were no principal payments made on these notes through March 31, 2005.

The Second Note and the Third Note each contained detachable warrants to purchase 500,000 shares (1,000,000 in total) of common stock at an exercise price of $.1875 per share and can be exercised at any time prior to September 2009. The estimated relative fair value of the warrants of approximately $84,000 was recorded as a debt discount and is being amortized to interest expense over the terms of the Second Note and the Third Note.

At March 31, 2005, $954,991 was outstanding on the First, Second and Third notes combined. During the three month period ended March 31, 2005, approximately $50,000 of interest has been incurred and approximately $12,600 has been paid on these notes. At March 31, 2005, approximately $37,400 of interest is included in accrued expenses in the accompanying balance sheet.

In March 2005, Cord received a $70,000 advance on future credit card sales. Repayment terms on this advance call for 17% of certain credit card sales until the sum of $94,682 has been paid. At March 31, 2005, the outstanding principal balance on the advance was $67,917.

(6)

Commitments and Contingencies

Agreements

The Company is operating under an agreement with a not-for-profit company to test and store all umbilical cord blood samples collected. The agreement has a 10-year term, beginning June 30, 2002, and can be terminated by either party giving a 90-day notice. If the agreement is not terminated within 120-days of the end of the initial term, the agreement will renew on an annual basis for successive one-year terms.

In March 2004, the Company entered into a Patent License Agreement with the holder of patents utilized in the collection, processing, and storage of umbilical cord blood to settle litigation against the Company for alleged patent infringements. The Patent License Agreement calls for royalties of 15% of processing and storage revenue with a minimum royalty of $225 per specimen collected, on all specimens collected after January 1, 2004 until the patents expire in the year 2010. During the quarter ended March 31, 2005 and 2004, the Company incurred approximately $51,600 and $18,300, respectively in royalties relating to the Patent License Agreement of which approximately $51,600 is included in accounts payable at March 31, 2005.

In February 2004, the Company entered into a Receivables Agreement with a financing company whereby, at the customer’s discretion, the products and services purchased from the Company can be financed through an unrelated finance company. The Company paid a $500 origination fee in conjunction with executing the Receivables Agreement. During the quarter ended March 31, 2005 the Company sold approximately $42,900 in receivables, of which approximately $4,100 is held for default by the financing company which is included in accounts receivable. The receivables will be released to the Company in January or July, whichever occurs first, following the one year anniversary of when the receivable was initially sold. During the quarter ended March 31, 2005, the Company incurred approximately $3,000 in discounts relating to the sale of these receivables.

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

Operating Lease

In 2005 and 2004, the Company entered into non-cancelable operating leases for office space and computer software which expire through October 2009. Commitments for minimum future rental payments, by year and in the aggregate, to be paid under the operating leases as of March 31, 2005, are as follows:

2005	$63,195
2006	77,361
2007	79,567
2008	78,281
2009	60,391
$358,795

The total lease payments are recorded as rent expense on a straight-line basis over the lease periods, resulting in a deferred rent liability of approximately $13,000, which is included in accrued expenses in the accompanying balance sheet. Total lease expense for operating leases, including those with terms of less than one year, amounted to approximately $27,600 and $7,300 for the three months ended March 31, 2005 and 2004, respectively.

Employment Agreements

The Company entered into five-year employment agreements with two executive officers, the Chairman of the Board and Chief Executive Officer (“CEO”) and the President and Chief Operating Officer (“COO”). Pursuant to the employment agreements, the CEO and the COO receive annual salaries of $125,000 through December 31, 2004. The annual salaries increase to $150,000 as of January 1, 2005 and to $175,000 as of January 1, 2006. The annual salaries are thereafter adjusted in accordance with changes in the cost of living index. The employment agreements also entitle the CEO and COO to receive performance bonuses from time to time determined by the Board of Directors and certain fringe benefits. The employment agreements are subject to non-competition and confidentiality requirements.

The Company has also entered into a one-year employment agreement with the vice president of the Company (“VP”). Pursuant to the agreement, the VP receives an annual salary of $80,000 through April 2006.

Debt

In March 2005, the Company entered into a Standby Equity Distribution Agreement (the “Equity Agreement”) whereby the Company shall sell up to $5,000,000 of the Company’s common stock to an investment group at the Company’s discretion over a 24 month period. The Equity Agreement allows the Company to sell shares of common stock to the investor group in incremental advances not to exceed $250,000. The shares of common stock issued at each advance are calculated based on 98% of the lowest volume weighted average price of the Company’s common stock for the 5 day period after the request for an advance was received. The investment company also receives a 5% fee for each advance. The Equity Agreement called for the issuance of 1,239,029 shares of common stock as a one time commitment fee. Prior to any advances, as funded through the issuance of shares of common stock, the Company must file, and the Securities and Exchange Commission must declare effective a registration statement registering the resale of the Company’s securities in accordance with the Equity Agreement.

The Company has not drawn on any advances to date.

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

In connection with the Equity Agreement, the Company entered into a Placement Agency Agreement (the “Agent Agreement”) with a registered broker-dealer to act as the placement agent for the Company as the shares issued in connection with the Equity Agreement are issued. The Agent Agreement called for a placement agent fee of $10,000 paid by the issuance of 51,626 shares of the Company’s common stock.

(7)

Sales Contracts

The Company’s Cord Blood Division has sales contracts totaling approximately $272,500 and $56,900 as of March 31, 2005 and 2004, respectively, relating to customers who have initiated a sale with the Company for which the Company has performed no services. In accordance with the Company’s Cord Blood Division revenue recognition policy, these sales contracts are excluded from the accompanying financial statements. A receivable and deferred revenue will be recorded when the collection kit is shipped and/or payment is received from the customer. These sales contracts will be recognized as revenue and deferred revenue as the umbilical cord blood is processed and stored.

(8)

Related Party Transactions and Commitments

In October 2001, the Company received $25,000 as a non-interest bearing advance from an officer of the Company. This advance has not been repaid and is included in due to stockholders in the accompanying financial statements.

In January 2003, the Company entered into a Web Development and Maintenance Agreement (the “Web Agreement”) for the development and maintenance of a website with a company whose president is a member of the board of directors of the Company. The Web Agreement stipulates that the Company does not own the website; however, the Company maintains a license to utilize the site as long as the Web Agreement is in effect. The Web Agreement calls for commissions to be paid on sales and requests for information resulting in a sale generated through the website. The Web Agreement has an initial 3-year term and renews automatically for additional 3-year periods unless either party provides written notice at least 30 days prior to the end of the term.

In March 2004, the Company cancelled the existing Web Agreement and signed a new Web Design and Maintenance Agreement. The new agreement replaces the commission payments with a flat monthly fee of $5,000 per month from March 2004 through May 2004 and $10,000 per month from June 2004 until termination of the Web Agreement. The new agreement also calls for the issuance of 150,000 stock options with an exercise price of $.25 per share followed by another 150,000 stock options to be issued one year later at an exercise price of $1.00 per share (see Note 9). The new Web Agreement expires in March 2006.

During 2004 and 2003, the Company paid approximately $60,800 and $20,600, respectively, relating to both web development agreements. For the three months ending March 31, 2005 and 2004, the Company paid approximately, $17,500 and $4,200. At March 31, 2005, the Company owed approximately $27,700 relating to these web development agreements which is included in accounts payable in the accompanying balance sheet.

(9)

Stock Option Agreements

During 2004, the Company entered into a series of stock option agreements with directors and certain employees of the Company. The agreements call for the issuance of a total of 1,600,000 options which vest over a 4-year period at an exercise price of $.25 per share.

During 2004, the Company entered into a stock option agreement in connection with a Web Development Agreement (see Note 8). The agreement calls for the issuance of 150,000 options which vest over a 4-year period at an exercise price of $.25 per share. In connection with these options issued, the Company recognized an expense of approximately $13,900, which is included in the accompanying financial statements.

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

In April 2005, the board of directors of the Company approved the Company’s 2005 Stock Option Plan (the “Option Plan”), which authorized the issuance of up to 8,000,000 options to purchase shares of the Company’s common stock to employees and directors of the company. During the first quarter of 2005, the Company issued a total of 1,019,918 stock options under the Option Plan. The options issued have an exercise price ranging from $.25 to $.34 per share and vest over a 4-year period.

The following table summarizes stock option activity for the three months ended March 31, 2005. No stock options were exercised during the three months ended March 31, 2005.

	Shares Under Option	Weighted Average Exercise Price Per Share
Outstanding at December 31, 2003	—	$—
Granted	1,750,000	0.25
Exercised	—	—
Expired/forfeited	—	—
Outstanding at December 31, 2004	1,750,000	$0.25
Granted	1,019,918	0.25
Exercised	—	—
Expired/forfeited	—	—
Outstanding at March 31, 2005	2,769,918	$0.25

The weighted average fair value at the date of grant for the options granted during the three months ended March 31, 2005 was approximately $.08 per common share. The Company estimates the fair value of each stock option at the grant date using the Black-Scholes option pricing model based on the following assumptions:

Risk free interest rate	4.69%
Expected life	10 years
Dividend yield	0%
Volatility	128.34%

The following table summarizes the stock options outstanding and exercisable at March 31, 2005:

	Outstanding			Exercisable
Exercise Price	Number of Options	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
$ 0.25	1,750,000	9 years	$ 0.25	437,500	$ 0.25
$ 0.25	1,001,000	9 years, 9 months	$ 0.25	—	$ 0.25
$ 0.34	18,918	10 years	$ 0.34	—	$ 0.34

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

(10)

Common Stock

In January 2005, the Company sold 185,000 shares of our common stock through a private placement. The shares were sold for a total of $53,000.

On January 10, 2005, the Company issued options to purchase 1,001,000 shares of common stock to our employees and a director as part of their compensation for services provided to the Company. The options vest at a rate of 25% per year and have an exercise price of $0.25.

In February 2005, the Company entered into a purchase and sale agreement to acquire 100% of the outstanding shares of Career Channel, Inc., d/b/a RainMakers, International, through a share exchange. Because RainMakers, International and Cord Blood were entities under common control, this transaction was accounted for in a manner similar to a pooling of interests. The Company issued 3,656,000 shares of common stock for all of the outstanding shares of RainMakers, International.

In March 2005, the Company issued options to purchase 18,918 shares of common stock to employees as part of their compensation for services provided to the Company. The options are 100% vested on the first anniversary of the grant date and have an exercise price of $.34.

On March 25, 2005, the Company issued 20,000 shares of common stock to Digital Wall Street in return for investor relations conference services. The value of the services performed was $4,000.

On March 25, 2005, the Company issued 250,000 shares of common stock to Mr. Jim Learish in return for consulting services performed in 2004. The value of the services performed was $62,500.

On March 25, 2005, the Company issued 109,369 shares of common stock to Tremont Associates in return for consulting services performed in 2004. The value of the services performed was $27,341.

On March 25, 2005, the Company issued 400,001 shares of common stock to Mr. Joe Vicente in return for his service as Division President. The value of the service performed was $80,000.

(11)

Segment Reporting

SFAS 131 “Disclosures about Segments of an Enterprise and Related Information,” requires that a public business enterprise report financial and descriptive information about its reportable operating segments. Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision makers in deciding how to allocate resources and in assessing performance.

As of March 31, 2005, the Company has two operating segments. Cord Partners generates revenues related to the preservation of umbilical cord blood. Rainmakers generates revenues related to television and radio advertising. All of its long-lived assets are located in, and substantially all of its revenues are generated from within, the United States of America. The table below presents certain financial information by business segment for the three-month period ended March 31, 2005. The Company operated in a single segment during 2004.

	Umbilical Cord Blood	Marketing	Segments Total	Consolidated Total
Revenue from External Customers	$321,576	$498,238	$819,814	$819,814
Interest Expense	43,534	3,072	46,606	46,606
Depreciation and Amortization	1,495	140	1,635	1,635
Segment Profit	(550,075)	(479,867)	(1,029,942)	(1,029,942)
Segment Assets	$201,072	$85,530	$286,602	$286,602

CORD BLOOD AMERICA, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

(12)

Subsequent Events

Business Acquisition

In April 2005, the Company entered into a purchase and sale agreement to acquire 100% of the outstanding shares of Family Marketing, Inc. through a share exchange. The Company issued 95,200 shares of common stock for all of the outstanding shares of Family Marketing Inc. Family Marketing Inc. was owned by a member of the board of directors of the Company and is in the business of internet advertising. As a result of the acquisition, the company expects to position itself in front of more expectant families through Family Marketing’s marketing channels.

Promissory Note

On April 27, 2005, the Company issued a promissory note to Cornell Capital Partners in the amount of $350,000. The promissory note accrues interest at 12% per annum and is due and payable nine months from the date of the note. The promissory note is secured by 18,944,313 shares of the Company’s common stock. Pursuant to the terms of the promissory note, we have also issued to Cornell Capital Partners warrants to purchase 1,000,000 shares of common stock at an exercise price of $0.20. The warrants are exercisable for a period of 5 years.

Sales of Equity Securities

On April 28, 2005, the Company sold 147,500 shares of common stock through a private placement. The shares were sold for a total of $17,085.

On April 7, 2005, the Company issued 48,000 shares of common stock to an independent contractor in return for operating and distributorship. The value of the services performed was $10,560.

On April 6, 2005, the Company issued 1,000,000 shares of common stock to Bergen Community Regional Blood Center as collateral for blood banking services. The value of the stock on the date of issuance was $200,000.

On April 8, 2005, the Company issued 1,000,000 shares of common stock to Digital Wall Street in return for investor relations conference services. The value of the stock on the date of issuance was $200,000.

On May 3, 2005, the Company issued 400,000 shares of common stock to Mr. Noah Anderson in return for his service as Chief Technology Officer. The value of the stock on the date of issuance was $64,000.

On May 3, 2005, the Company issued 400,000 shares of common stock to Ms. Sandra Smith in return for her service as Chief Financial Officer. The value of the stock on the date of issuance was $64,000.

On May 5, 2005, the Company issued 72,500 shares to Premier Funding for $7,500 in investor relations services performed from February 2005 through April 2005.

On May 11, 2005, the Company issued 79,206 shares to Hearthstone Communications for $12,673 in web advertising services performed from December 2004 through February 2005.

On May 11, 2005, the Company issued 250,000 shares of our common stock to Mike Lewis for investor relations performed. The services were valued at $62,500.

CORD BLOOD AMERICA, INC.

Introduction to pro forma condensed financial statements

Proforma Financial Statements:

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2004

Unaudited Pro Forma Condensed Statements of Operations for the Year Ended December 31, 2004

Notes to Unaudited Pro Forma Condensed Financial Statements

CORD BLOOD AMERICA, INC.

Introduction of Pro Forma Condensed Financial Statements

(UNAUDITED)

Effective February 28, 2005, Cord Blood America, Inc. (“CBAI”) acquired all of the issued and outstanding shares of common stock of Career Channel, Inc., D/B/A Rainmakers International, Inc. (“Rainmakers International”). Rainmakers International is engaged in the advertising business. The purchase price for all of the issued and outstanding shares of Rainmakers International was 3,656,000 shares of common stock of CBAI. Matthew L. Schissler, the Chairman of the Board and Chief Executive Officer of CBAI, and Stephanie A. Schissler, the President and Chief Operating Officer of CBAI, were, prior to the acquisition, the controlling shareholders of Rainmakers International.

The members of the Board of Directors of CBAI, excluding Mr. Schissler, determined the purchase price for the shares of common stock of Rainmakers International based upon an analysis of various financial criteria of comparable publicly-traded advertising companies, including multiples of revenues and net income. The members of the Board of Directors of CBAI, excluding Mr. Schissler, then determined the number of shares of common stock of Cord Blood America, Inc. to be issued based upon the average of the closing bid and ask prices of the shares of common stock of CBAI on the last day that such shares had traded.

The accompanying unaudited pro forma condensed balance sheet as of December 31, 2004 gives effect to the Acquisition as if the Acquisition occurred on that date. The accompanying unaudited pro forma condensed statement of operations for the year ended December 31, 2004, gives effect to the Acquisition as if it occurred on the first day of the period presented.

The fiscal year end of both Cord Blood America, Inc. and Rainmakers International is December 31. The historical condensed statements of operations for the year ended December 31, 2004 were derived from Rainmakers International’s audited statement of operations for the year ended December 31, 2004 and CBAI’s audited statement of operations for the year ended December 31, 2004.

The unaudited pro forma condensed financial information is provided for information purposes only and is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the first day of each period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or financial position of the Company and should be read in conjunction with the:

•

Accompanying Notes to the Unaudited Pro Forma Condensed Financial Statements;

•

The Company’s historical consolidated financial statements and notes included in the Company’s annual report is on Form 10-KSB for the fiscal year ended December 31, 2004

•

Rainmakers International’s historical financial statements and notes for the fiscal year ended December 31, 2004 (included in this 8-K/A filing).

CORD BLOOD AMERICA, INC.

Unaudited Pro Forma Condensed Balance Sheet

December 31, 2004

	Historical Cord Blood America, Inc.	Historical Career Channel, Inc.	Pro Forma Adjustments	Pro Forma Cord Blood America, Inc.
Assets
Current assets:
Cash	$112,673	$7,543	$—	$120,216
Certificates of deposit	75,000	—	—	75,000
Accounts receivable	94,262	5,140	—	99,402
Total current assets	281,935	12,683	—	294,618
Property and equipment, net	16,227	1,167	—	17,394
Deposit	20,000	—	—	20,000
Other assets	2,062	—	—	2,062
Total assets	$320,224	$13,850	$—	$334,074
Liabilities and Capital Deficit
Current liabilities:
Accounts payable	$361,161	$29,077	$—	$390,238
Accrued expenses	271,218	—	—	271,218
Line of credit		6,484	—	6,484
Deferred revenue	135,177	90,545	—	225,722
Due to related party	15,215	83,373	—	98,588
Capital lease obligations, current portion	3,630	—	—	3,630
Notes payable	936,975	—	—	936,975
Total current liabilities	1,723,376	209,479	—	1,932,855
Capital lease obligations, net of current portion	4,159	—	—	4,159
Total liabilities	1,727,535	209,479	—	1,937,014
Capital deficit:
Preferred stock, $.0001 par value, 5,000,000 shares authorized, no shares issued and outstanding	—	—	—	—
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued and outstanding	—	—	—	—
Common stock, $.0001 par value, 100,000,000 shares authorized, 25,429,600 shares issued and outstanding	2,543	—	366	2,909
Common stock, $.001 par value, 50,000,000 shares authorized, 1,170,177 shares issued and outstanding	—	1,170	(1,170)	—
Additional paid-in capital	398,939	20,173	804	419,916
Accumulated deficit	(1,808,793)	(216,972)	—	(2,025,765)
Total capital deficit	(1,407,311)	(195,629)	—	(1,602,940)
Total liabilities and capital deficit	$320,224	$13,850	$—	$334,074

See the accompanying notes to the unaudited pro forma condensed financial statements.

CORD BLOOD AMERICA, INC.

Unaudited Pro Forma Condensed Statement of Operations

For the year ended December 31, 2004

	Historical Cord Blood America, Inc.	Historical Career Channel, Inc.	Pro Forma Adjustments	Pro Forma Cord Blood America, Inc.

Revenues	$751,850	434,880	—	$1,186,730

Cost of revenues	(597,348)	(242,759)	—	(840,107)

Gross profit	154,502	192,121	—	346,623

Selling, general and administrative expenses	1,860,944	88,204	—	1,949,148

Income (Loss) from operations	(1,706,442)	103,917	—	(1,602,525)

Interest expense	(56,513)	(22,538)	—	(79,051)

Net income (loss)before income taxes	(1,762,955)	81,379	—	(1,681,576)

Income taxes	—	—	—	—

Net income	$(1,762,955)	$81,379	—	$(1,681,576)

Basic and diluted net income (loss) per share	(0.07)	0.07		(0.06)

Weighted average common shares outstanding	24,933,182	1,170,177		26,163,359

See the accompanying notes to the unaudited pro forma condensed financial statements.

CORD BLOOD AMERICA, INC.

Notes to Unaudited Pro Forma Condensed Financial Statements

(1)

Pro Forma Adjustments

Rainmakers International ended its fiscal year on December 31, 2004. The fiscal year of Cord Blood America, Inc. also ended on December 31, 2004. The unaudited pro forma condensed statement of income for the year ended December 31, 2004 is derived from Career Channel, Inc. D/B/A Rainmakers International’s audited statement of income for the year ended December 31, 2004 and the Cord Blood America Inc.’s audited statement of income for the year ended December 31, 2004.

Pro forma adjustments were made to the unaudited pro forma condensed balance sheet to reflect the transaction to issue shares of Cord Blood America, Inc. and cancel 100% of the outstanding shares of Career Channel, Inc. D/B/A Rainmakers International.

(2)

Pro Forma Income Taxes

Rainmakers International’s income tax expense for the twelve months ended December 31, 2004 was eliminated as it is assumed that a consolidated tax return would have been filed utilizing the 2003 net operating loss of CBAI against the taxable income of Rainmakers International.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

By:	/s/ SANDRA D. SMITH
Sandra D. Smith,
Chief Financial Officer

Date:  July 22, 2005